                             SUN LIFE OF CANADA (U.S.)
                                 VARIABLE ACCOUNT A


                               STATEMENT OF CONDITION
                                   JUNE 30, 1998



ASSETS:
     Investment in MFS/Sun Life Series Trust:
              Money Market Series ("MMS"),
              264,824 shares at $1.00 per share
              (cost $264,824)                          $  264,824

    Receivable from sponsor                                 5,512
                                                       ----------

NET ASSETS                                             $  270,336
                                                       ----------
                                                       ----------

APPLICABLE TO OWNERS OF VARIABLE ANNUITY CONTRACTS:

     Deferred contracts (57,960 units at
     $3.07575 per unit)                                $  178,271
     Reserve for variable annuities                        92,065
                                                       ----------

                                                       $  270,336
                                                       ----------
                                                       ----------





                     See notes to unaudited financial statements.

                             SUN LIFE OF CANADA (U.S.)
                                 VARIABLE ACCOUNT A

                              STATEMENT OF OPERATIONS

                           SIX MONTHS ENDED JUNE 30, 1998



INVESTMENT INCOME:

     Dividends                                         $    6,731

EXPENSE:

     Mortality and expense risk charges                       949
                                                       ----------

NET INVESTMENT INCOME                                  $    5,782
                                                       ----------
                                                       ----------




                     See notes to unaudited financial statements.

                              SUN LIFE OF CANADA (U.S.)
                                  VARIABLE ACCOUNT A

                         STATEMENTS OF CHANGES IN NET ASSETS



                                                             SIX MONTHS ENDED
                                                                 JUNE 30,
                                                          1998             1997
                                                       ----------       ----------


OPERATIONS:

     Net investment income                             $    5,782       $    6,131

          Net increase in net assets
            from operations                                 5,782            6,131
                                                       ----------       ----------

PARTICIPANT TRANSACTIONS:

     Net accumulation activity:

          Redemptions                                      (9,294)         (19,833)
                                                       ----------       ----------

     Annuitization activity:

          Annuity payments                                 (6,991)          (9,717)
          Actuarial adjustment                              4,227            3,338
                                                       ----------       ----------

            Net annuitization activity                     (2,764)          (6,379)
                                                       ----------       ----------

     Net decrease in net assets from
          participant activity                            (12,058)         (26,212)
                                                       ----------       ----------

NET DECREASE IN NET ASSETS                                 (6,276)         (20,081)

NET ASSETS:

     Beginning of period                                  276,612          301,663
                                                       ----------       ----------
     End of period                                     $  270,336       $  281,582
                                                       ----------       ----------
                                                       ----------       ----------




                     See notes to unaudited financial statements.

                              SUN LIFE OF CANADA (U.S.)
                                  VARIABLE ACCOUNT A

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS


1.   ORGANIZATION:

     Sun Life of Canada (U.S.) Variable Account A (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established as a funding vehicle for individual variable annuities. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately; the Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal tax law, investment income and capital gains of the Variable Account are not taxable and, therefore, no provision has been made for federal income taxes.

2.   INVESTMENT VALUATIONS:

     At June 30, 1998, the Variable Account was fully invested in shares of MFS/Sun Life Series Trust, Money Market Series ("MMS"). Investment in shares of MMS are recorded at their net asset value. Dividend income received by MMS is reinvested in additional shares of MMS and is recognized on the ex-dividend date.

3.   MORTALITY AND EXPENSES RISK CHARGES:

     A deduction based on the value of either the variable accumulation units credited to a deferred contract's accumulation account or the annuity units credited to either an immediate or a deferred contract, as the case may be, is made by the Sponsor from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.0% of the respective values.

4.   RESERVE FOR VARIABLE ANNUITIES:

     The reserve for variable annuities (contracts in payment period) has been calculated using the Progressive Annuity Table (for year of birth 1900) with interest equal to the assumed interest rate used in determining the annuity units and the annuity unit values. Separate tables were used for male and female annuitants. Required adjustments to the reserve will be accomplished by transfers to or from the Sponsor.

                              SUN LIFE OF CANADA (U.S.)
                                  VARIABLE ACCOUNT A

                 NOTES TO UNAUDITED FINANCIAL STATEMENTS (CONTINUED)





5    CHANGE IN ACCUMULATION UNITS OUTSTANDING:



                                    Six Months
                                       Ended                Year Ended
                                   June 30, 1998         December 31, 1997
                                   -------------         -----------------
     Redeemed during the period       (2,164)                 (7,762)
      Units outstanding:
         Beginning of period          60,124                  67,886
                                      ------                  ------
         End of period                57,960                  60,124
                                      ------                  ------
                                      ------                  ------

